                                                                   Exhibit 10.7



                            PATENT LICENSE AGREEMENT

                                      AMONG

                                   AT&T CORP.

                                 NCR CORPORATION

                                       AND

                            LUCENT TECHNOLOGIES INC.



                         EFFECTIVE AS OF MARCH 29, 1996

                            PATENT LICENSE AGREEMENT

                               TABLE OF CONTENTS




ARTICLE I DEFINITIONS ............................................................     2
  1.1   AT&T's Limited Patents. ..................................................     2
  1.2   AT&T's  Patents ..........................................................     2
  1.3   AT&T's Specified Patents.. ...............................................     3
  1.4   Foreign Affiliate.. ......................................................     3
  1.5   Limited Period. ..........................................................     3
  1.6   LUCENT's Limited Patents. ................................................     3
  1.7   LUCENT's Patents.. .......................................................     3
  1.8   Lucent's Specified Patents ...............................................     4
  1.9   NCR's Limited Patents.. ..................................................     4
  1.10  NCR's Patents ............................................................     4
  1.11  Related Companies of AT&T.. ..............................................     4
  1.12  Related Companies of LUCENT.. ............................................     5
  1.13  Related Companies of NCR. ................................................     5

ARTICLE II GRANTS OF LICENSES.. ..................................................     5
  2.1    Grants to AT&T.. ........................................................     5
  2.2    Grants to NCR.. .........................................................     6
  2.3    Grants to LUCENT. .......................................................     7
  2.4    Duration and Extent.. ...................................................     8
  2.5    Scope. ..................................................................     8
  2.6    Exclusions of Patents ...................................................     11
  2.7    Filings of Patent Applications.. ........................................     11
  2.8    Joint Inventions ........................................................     11
  2.9    Sales to the United States Government ...................................     12
  2.10   Licensing of certain identified patents of AT&T necessary to implement
         an adopted standard. ....................................................     12
  2.11   LUCENT licensing of designated parties at AT&T's request.................     12

ARTICLE III TERMINATION ..........................................................     16
  3.1    Voluntary Termination. ..................................................     16
  3.2    Survival ................................................................     16
  3.3    Change of Control of or Certain Acquisitions by NCR......................     16



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

ARTICLE IV MISCELLANEOUS PROVISIONS ......................................  16
  4.1   Disclaimer .......................................................  16
  4.2   Nonassignability .................................................  16
  4.3   Addresses ........................................................  17
  4.4   Choice of Law ....................................................  17
  4.5   Integration ......................................................  17
  4.6   Outside the United States ........................................  17
  4.7   Arbitration and Dispute Resolution ...............................  18
  4.8   Amendments and Changes ...........................................  18

Exhibit A    List of Retained AT&T Patents and Patent Applications........  21

Exhibit B    List of Patents Assigned to NCR by AT&T......................  26

Exhibit C    List of AT&T's Specified Patents ............................  28

Exhibit D    List of LUCENT's Specified Patents ..........................  34
 .
Exhibit E    List of Patents Referenced in Section 2.11(d)................  38



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                            PATENT LICENSE AGREEMENT


       This Agreement is effective as of March 29, 1996, among AT&T CORP., a New York corporation ("AT&T"), having an office at 32 Avenue of the Americas, New York, New York 10013, NCR CORPORATION, a Maryland corporation ("NCR"), having an office at 101 West Schantz Avenue, Dayton, Ohio 45479, and LUCENT TECHNOLOGIES INC., a Delaware corporation ("LUCENT"), having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974 (each hereinafter referred to as a "Party"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article I hereof or as assigned to them in the Separation and Distribution Agreement (as defined below).


       WHEREAS, the Board of Directors of AT&T has determined that it is in the best interests of AT&T and its shareholders to separate AT&T's existing businesses into three independent businesses; and


       WHEREAS, as part of the foregoing AT&T, NCR and LUCENT have entered into a Separation and Distribution Agreement, dated as of February 1, 1996 (the "Separation and Distribution Agreement") which provides, among other things, for the Separation of the LUCENT Assets and LUCENT Liabilities, the IPO, the Distribution and the execution and delivery of certain other agreements in order to facilitate and provide for the foregoing; and


       WHEREAS, as part of the foregoing, the Parties have assigned the patents and patent applications owned or controlled by AT&T prior to the date hereof among the three Parties; and

       WHEREAS, the Parties desire to facilitate such transaction by exchanging licenses among them under certain of the patents and patent applications owned or controlled by them on or after the date hereof; and

       WHEREAS, the Parties have entertained arm's-length patent cross-licensing dialogues and negotiations between them assuming that the Parties were not affiliated and that each Party was not previously licensed under inventions of the other two Parties and their respective Related Companies; and


       WHEREAS, AT&T desires to receive and NCR and LUCENT, respectively, are each willing to grant to AT&T certain patent licenses and rights under patents owned by NCR and LUCENT on or after the date hereof; and

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       WHEREAS, NCR desires to receive and AT&T and LUCENT, respectively, are each willing to grant to NCR certain patent licenses and rights under patents owned by AT&T and LUCENT on or after the date hereof; and

       WHEREAS, LUCENT desires to receive and AT&T and NCR, respectively, are each willing to grant to LUCENT certain patent licenses and rights under patents owned by AT&T and those patents owned by NCR on or after the date hereof.


       NOW, THEREFORE, in consideration of the mutual promises of the Parties, and of good and valuable consideration, it is agreed by and between the Parties as follows:

                                    ARTICLE I
                                   DEFINITIONS

For the purpose of this Agreement the following terms in capital letters are defined in this Article I and shall have the meaning specified herein:

              1.1 AT&T'S LIMITED PATENTS means only those AT&T's Patents issued on patent applications having an effective filing date on or before December 31, 1996.

              1.2 AT&T'S PATENTS means:

       (1) the patents listed in Exhibit "A" and all patents issuing on the patent applications listed in Exhibit "A", as well as all their corresponding foreign patents and patent applications, and all other patents and patent applications jointly owned by AT&T under the respective Patent Assignments executed as of this date; and

       (2) every patent (including utility models but excluding design patents and design registrations) issued in any country of the world which claims or is otherwise directed to an invention disclosed in any patent application in that country, or in any other country, having an effective filing date in the period beginning on the date hereof and ending on the last day of the Limited Period, but only if, at any time after the earliest filing of any such application disclosing such invention and prior to the expiration of the Limited Period, AT&T (or any company while a Related Company of AT&T)

                   (i) has ownership or control of any such patent or application, or

                   (ii) otherwise has the right under such patent to grant any licenses of the type and on terms herein granted by AT&T.



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Notwithstanding the foregoing, the term AT&T's Patents does not include NCR's
Patents or LUCENT's Patents, other than those LUCENT's Patents that are jointly owned with AT&T under the Patent Assignments executed as of this date.


              1.3 AT&T'S SPECIFIED PATENTS means those AT&T's Patents listed in Exhibit "C" and all patents issuing on the patent applications listed in Exhibit "C", as well as all their corresponding foreign patents and patent applications.

              1.4 FOREIGN AFFILIATE of a company means a corporation or other legal entity formed and doing business in any country other than the United States, and in which the company, either directly or indirectly, holds, owns or controls (i) at least forty percent (40%) of the equity or ownership interest in such corporation or other legal entity or the maximum ownership interest allowed by the foreign jurisdiction in which such corporation or other legal entity is formed, whichever is lower; and (ii) sufficient voting rights required under such foreign laws to enable the company to actively participate in the election of directors or other managing authority and in the direction of the business operations and strategies of such corporation or other legal entity; and (iii) an active operational interest, not merely a passive investment interest, in such corporation or other legal entity; but any such corporation or other legal entity shall be deemed to be a Foreign Affiliate of such company only as long as such ownership or ownership and control exists.

              1.5 LIMITED PERIOD means the period commencing on the date hereof and ending on December 31, 1999.


              1.6 LUCENT's LIMITED PATENTS means only those LUCENT's Patents issued on patent applications having an effective filing date on or before December 31, 1996.

              1.7 LUCENT's PATENTS means:

       (1) all patents and patent applications previously owned respectively by AT&T or NCR and owned by LUCENT, either solely or jointly, under the respective Patent Assignments executed as of this date, other than the patents and patent applications listed in Exhibits "A" and "B", and all their corresponding foreign patents and patent applications; and

       (2) every patent (including utility models but excluding design patents and design registrations) issued in any country of the world which claims or is otherwise directed to an invention disclosed in any patent application in that country or in any other country having an effective filing date on or before the last day of the Limited Period, provided that, at any time after the earliest filing of any such application disclosing such invention and prior to the expiration of the Limited Period, LUCENT (or any company while a Related
Company of LUCENT)


                    (i) has ownership or control of any such patent or application, or


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                    (ii)   otherwise has the right under such patent to grant
                           any licenses of the type and on the terms herein granted by LUCENT.

              1.8 LUCENT'S SPECIFIED PATENTS means only those LUCENT's Patents listed in Exhibit "D", as well as all their corresponding foreign patents.

              1.9 NCR's LIMITED PATENTS means only those NCR's Patents issued on patent applications having an effective filing date on or before December 31, 1996.

              1.10 NCR'S PATENTS means:

       (1) the patents listed in Exhibit "B" and all their corresponding foreign patents and patent applications, and the patents and patent applications jointly owned by NCR and LUCENT under the Patent Assignment from LUCENT to NCR executed as of this date; and

       (2) every patent (including utility models but excluding design patents and design registrations) issued in any country of the world which claims or is otherwise directed to an invention disclosed in any patent application in that country or in any other country having an effective filing date on or before the last day of the Limited Period, but only if, at any time after the earliest filing of any such application disclosing such invention and prior to the expiration of the Limited Period, NCR (or any company while a Related Company of NCR)


                    (i) has ownership or control of any such patent or application, or


                    (ii) otherwise has the right under such patent to grant any licenses of the type and on the terms herein granted by NCR.


              1.11 RELATED COMPANIES OF AT&T means Subsidiaries of AT&T, for so long as they remain Subsidiaries, and any other company so designated and agreed to in a writing signed by AT&T and by NCR or LUCENT, as applicable. Solely for purposes of this definition, LUCENT, its Subsidiaries, NCR and its Subsidiaries shall be deemed not to be Related Companies of AT&T.


             1.12 RELATED COMPANIES OF LUCENT means Subsidiaries of Lucent, for so long as they remain Subsidiaries, and any other company so designated and agreed to in a writing signed by Lucent and by NCR or AT&T, as applicable.

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              1.13 RELATED COMPANIES OF NCR means NCR's Subsidiaries as of the
Distribution Date, for so long as they remain NCR's Subsidiaries, and any other company so designated and agreed to in a writing signed by NCR and by AT&T or Lucent, as applicable. Solely for purposes of the definition of NCR's Patents, Related Companies of NCR also shall include any and all Subsidiaries of NCR acquired or formed after the Distribution Date.

                                   ARTICLE II
                               GRANTS OF LICENSES

              2.1 GRANTS TO AT&T. (a)(1) NCR grants to AT&T, under NCR's Patents, personal, nonexclusive, royalty-free and non-transferable licenses to make (but not have made other than as specified in Section 2.1(a)(2)), use, lease, sell and import any and all products and services of the businesses in which AT&T or any of its Related Companies or Foreign Affiliates is now or hereafter engaged.

              (a)(2)(A) NCR grants to AT&T, under NCR's Limited Patents, personal, nonexclusive, royalty-free and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by AT&T for internal business purposes (as such business may be conducted from time to time); or (ii) to be used in the provisioning of services to AT&T's customers; or (iii) to be sold or furnished to end user customers by AT&T either directly or indirectly; or (iv) to be sold or furnished to a Related Company of AT&T, any Foreign Affiliate of AT&T, or any other legal entity in which AT&T continually holds at least a ten percent (10%) equity interest. As an attribute to the foregoing have made rights under NCR's Limited Patents, NCR grants to AT&T the right to grant to AT&T's suppliers or vendors of any item to be furnished to AT&T, the right to use processes and equipment under NCR's Limited Patents in the design, manufacturing and testing of such items.

              (a) (2)(B) The have made rights hereunder granted to AT&T to resell, either directly or indirectly, any items made by others under the provisions of Section 2.1(a)(2)(A)(iii) or (iv) above shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense NCR's Limited Patents to a third party and not for bona fide AT&T business purposes.


              (b) (1) Lucent grants to AT&T, under Lucent's Limited Patents, personal, nonexclusive, royalty-free and non-transferable licenses to make (but not have made other than as specified in Section 2.1(b)(2)), use, lease, sell and import any and all products and services of the businesses in which AT&T or any of its Related Companies or Foreign Affiliates is now or hereafter engaged.





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              (b)(2)(A) LUCENT grants to AT&T, under LUCENT's Limited Patents, personal, nonexclusive, royalty-free and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by AT&T for internal business purposes (as such business may be conducted from time to time); or (ii) to be used in the provisioning of services to AT&T's customers; or (iii) to be sold or furnished to end user customers by AT&T, either directly or indirectly; or (iv) to be sold or furnished to a Related Company of AT&T, any Foreign Affiliate of AT&T or any other legal entity in which AT&T continually holds at least a ten percent (10%) equity interest. As an attribute to the foregoing have made rights under LUCENT's Limited Patents, LUCENT grants to AT&T the right to grant to AT&T's suppliers or vendors of any item to be furnished to AT&T the right to use processes and equipment under LUCENT's Limited Patents in the design, manufacturing and testing of such items.

              (b)(2)(B) The have made rights hereunder granted to AT&T to resell, either directly or indirectly, any items made by others under the provisions of Section 2.1(b)(2)(A)(iii) or (iv) above shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense LUCENT's Limited Patents to a third party and not for bona fide AT&T business purposes.


              2.2 GRANTS TO NCR. (a)(1) AT&T grants to NCR, under AT&T's Patents, personal, nonexclusive, royalty-free and non-transferable licenses to make (but not have made other than as specified in Section 2.2(a)(2)), use, lease, sell and import any and all products and services of the businesses in which NCR or any of its Related Companies is now or hereafter engaged.

              (a)(2) AT&T grants to NCR, under AT&T's Patents, personal, nonexclusive, royalty-free and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by NCR for internal business purposes (as such business may be conducted from time to time); or (ii) to be sold by NCR or incorporated into products of NCR; or (iii) to be used by NCR in the engineering, installation and systems integration of NCR's products for NCR's customers. As an attribute to the foregoing have made rights under AT&T's Patents, AT&T grants to NCR the right to grant to NCR's suppliers or vendors of any item to be furnished to NCR, the right to use processes and equipment under AT&T's Patents in the design, manufacturing and testing of such items. NCR's have made rights under AT&T's Patents to resell any item made by others under this Section 2.2(a)(2) shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense AT&T's Patents to a third party and not for bona fide NCR business purposes.


              (b) (1) LUCENT grants to NCR, under LUCENT's Patents, personal, nonexclusive and non-transferable licenses to make (but not have made other than as specified in Section 2.2(b)(2)), use, lease, sell and import any or all products and services of the businesses in which NCR or any of its Related Companies is now or hereafter engaged.

              (b)(2) LUCENT grants to NCR, under LUCENT's Patents, personal, nonexclusive and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by NCR for internal business purposes (as such business may be conducted from time to




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time); or (ii) to be sold by NCR or incorporated into products of NCR; or (iii)
to be used by NCR in the engineering, installation and systems integration of NCR's products for NCR's customers. As an attribute to the foregoing have made rights under LUCENT's Patents, LUCENT grants to NCR the right to grant to NCR's suppliers or vendors of any item to be furnished to NCR the right to use processes and equipment under LUCENT's Patents in the design, manufacturing and testing of such items. NCR's have made rights under LUCENT's Patents to resell any item made by others under this Section 2.2(b)(2) shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense LUCENT's Patents to a third party and not for bona fide NCR business purposes.

              (b)(3) In consideration for the balance of LUCENT's and NCR's licenses and rights exchanged hereunder by LUCENT and NCR, NCR shall pay to LUCENT a lump sum amount of six million one hundred twenty thousand U.S. dollars ($6,120,000) within sixty (60) days of execution of this Agreement by all Parties. Neither such sum nor any portion thereof shall be refundable or creditable to NCR.

              2.3 GRANTS TO LUCENT. (a)(1) AT&T grants to LUCENT, under AT&T's Limited Patents, personal, nonexclusive, royalty-free and non-transferable licenses to make (but not have made other than as specified in Section 2.3(a)(2)), use, lease, sell and import any and all products and services of the businesses in which LUCENT or any of its Related Companies or Foreign Affiliates is now or hereafter engaged.

              (a)(2) AT&T grants to LUCENT, under AT&T's Limited Patents, personal, nonexclusive, royalty-free and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by LUCENT for internal business purposes (as such business may be conducted from time to time); or (ii) to be sold by LUCENT or incorporated into products of LUCENT; or
(iii) to be used by LUCENT in the engineering, installation and systems integration of LUCENT's products for LUCENT's customers. As an attribute to the foregoing have made rights under AT&T's Limited Patents, AT&T grants to LUCENT the right to grant to LUCENT's suppliers or vendors of any item to be furnished to LUCENT the right to use processes and equipment under AT&T's Limited Patents in the design, manufacturing and testing of such items. LUCENT's have made rights under AT&T's Limited Patents to resell any item made by others under this
Section 2.3(a)(2) shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense AT&T's Limited Patents to a third party and not for bona fide LUCENT business purposes.

              (b) (1) NCR grants to LUCENT, under NCR's Patents, personal, nonexclusive, royalty-free and non-transferable licenses to make (but not have made other than as specified in Section 2.3(b)(2)), use, lease, sell and import any and all products and services of the businesses in which LUCENT or any of its Related Companies or Foreign Affiliates is now or hereafter engaged.

               (b) (2) NCR grants to LUCENT, under NCR's Patents, personal, nonexclusive, royalty-free and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by LUCENT for internal business purposes (as such business may be


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

conducted from time to time); or (ii) to be sold by LUCENT or incorporated into products of LUCENT; or (iii) to be used by LUCENT in the engineering, installation and systems integration of LUCENT's products for LUCENT's customers. As an attribute to the foregoing have made rights under NCR's Patents, NCR grants to LUCENT the right to grant to LUCENT's suppliers or vendors of any item to be furnished to LUCENT the right to use processes and equipment under NCR's Patents in the design, manufacturing and testing of such items. LUCENT's have made rights under NCR's Patents to resell any item made by others under this Section 2.3(b)(2) shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense NCR's Patents to a third party and not for bona fide LUCENT business purposes.

              2.4 DURATION AND EXTENT. All licenses granted herein as to any Party's patent or patents shall continue for the entire unexpired term of such patent, but for patents falling within subsection (2)(ii) of the definition of AT&T's Patents, NCR's Patents or LUCENT's Patents, as the case may be, for as much of such term as the grantor has the right to grant such licenses.

              2.5 SCOPE. (a)(1)(A) The licenses granted herein to AT&T include licenses to convey to any customer of AT&T, with respect to any product/service furnished by AT&T, including any combination of products/services furnished by AT&T, whether or not furnished at the same time to such customer, rights to use such product/service as furnished by AT&T (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item which is not a product/service furnished by AT&T, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(A), the term "inherent use" means a use that would be completely performed by a product/service as furnished by AT&T, or combination of products/services as furnished by AT&T, without the need for any additional product, service, development, modification or programming by AT&T's customer or a third party.

       (a)(1)(B) The licenses granted herein to NCR under AT&T's Patents include licenses to convey to any customer of NCR, with respect to any product/service furnished by NCR to such customer, rights to use such product/service as furnished by NCR; provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item, including another item previously or subsequently furnished by NCR, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(B), the term "inherent use" means a use that would be completely performed by a product/service as furnished by NCR without the need for any additional product, service, development, modification or programming by NCR's customer or a third party.

       (a)(1)(C) The licenses granted herein to NCR under LUCENT's Patents include licenses to convey to any customer of NCR, with respect to any product/service furnished by NCR (including any combination of products/services furnished by NCR, whether or not furnished at the same time) to such customer, rights to use such product/service as furnished by NCR (whether or not as part of a larger combination); provided, however, that no rights may be rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item, including another item previously or subsequently furnished by NCR, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(B), the term "inherent use" means a use that would be completely performed by a product/service as furnished by NCR without the need for any additional product, service, development, modification or programming by NCR's customer or a third party.


       (a)(1)(C) The licenses granted herein to NCR under LUCENT's Patents include licenses to convey to any customer of NCR, with respect to any product/service furnished by NCR (including any combination of products/services furnished by NCR, whether or not furnished at the same time) to such customer, rights to use such product/service as furnished by NCR (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item which is not a product/service furnished by NCR, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(C), the term "inherent use" means a use that would be completely performed by a product/service as furnished by NCR (or combination of products/services as furnished by NCR) without the need for any additional product, service, development, modification or programming by NCR's customer or a third party.



       (a)(1)(D) The licenses granted herein to LUCENT under AT&T's Limited Patents include licenses to convey to any customer of LUCENT, with respect to any product/service furnished by LUCENT to such customer, rights to use such product/service as furnished by LUCENT; provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item, including another item previously or subsequently furnished by LUCENT, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(D), the term "inherent use" means a use that would be completely performed by a product/service as furnished by LUCENT without the need for any additional product, service, development, modification or programming by LUCENT's customer or a third party; and the term "furnish" or "furnished" shall include the provision of an entire system of products and services, including components obtained from third-party vendors, so long as the entire system was or is sold or contracted for under a stand alone agreement or single purchase order for such entire system, and further provided that LUCENT when furnishing the entire system is in direct privity with the customer under the terms of such stand alone agreement or such purchase order as to all components so furnished such that all representations and warranties to the customer concerning the system and each of its relevant components are provided by LUCENT and not by the third-party vendor.



       (a)(1)(E) In addition to those rights provided by Section 2.5(a)(1)(D), the licenses granted herein to LUCENT under AT&T's Specified Patents include licenses to convey to any customer of LUCENT, with respect to any product/service furnished by LUCENT (including any combination of products/services furnished by LUCENT, whether or not furnished at the same time) to such customer, rights to use such product/service as furnished by LUCENT (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item which is not a product/service furnished by LUCENT, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(E), the term "inherent use" means a use that would be completely performed by a product/service as furnished by LUCENT (or combination of products/services as furnished by LUCENT) without the need for any additional product, service, development, modification or programming by LUCENT's customer or a third party.



       (a)(1)(F) The licenses granted herein to LUCENT under NCR's Patents include licenses to convey to any customer of LUCENT, with respect to any product/service furnished by LUCENT (including any combination of products/services furnished by LUCENT, whether or not furnished at the same time) to such customer, rights to use such product/service as furnished by LUCENT (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item which is not a product/service furnished by LUCENT, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(F), the term "inherent use" means a use that would be completely performed by a product/service as furnished by LUCENT (or combination of products/services as furnished by LUCENT) without the need for any additional product, service, development, modification or programming by LUCENT's customer or a third party.


       (a)(2)(A) The provision by one Party of certain pass-through rights under any of the other Parties' Patents, as contemplated under Sections 2.5(a)(1)(A) through (F), shall not be a sham to effect the sublicensing of a competitor of the Party owning the respective patent subject to the pass through as opposed to a pass through of necessary rights to permit the bona fide selling or provisioning of products or services to customers of the Party that is directly conveying the pass-through rights under the other Party's Patents.


       (a)(2)(B) The exclusions numbered "(i)" and "(ii)" in each of Sections 2.5(a)(1)(B) through (F), as relevant, shall not apply to a replacing or additional software or hardware product furnished by NCR or LUCENT to a customer for use in a hardware product previously furnished by NCR or LUCENT, respectively, but solely to the extent that such product is used in combination only with such previously furnished hardware product.



       (a)(3) The licenses granted herein to AT&T and to LUCENT include an additional limited right to extend patent sublicenses to any Person, solely to the extent necessary for AT&T and LUCENT, respectively, to fulfill any existing patent licensing commitments or obligations to unaffiliated existing third party licensees. Each Party to this Agreement hereby agrees and confirms that the scope of such sublicenses shall not exceed these existing commitments or obligations.

                  (b) Licenses granted herein are not to be construed either (i) as consent by the grantor to any act which may be performed by the grantee, except to the extent impacted by a patent licensed herein to the grantee, or
(ii) except as otherwise specifically provided under Sections 2.1(a)(2)(A), 2.1(b)(2)(A), 2.2(a)(2), 2.2(b)(2), 2.3(a)(2), 2.3(b)(2) and 2.5(a), a waiver of a Party's (or any of its Related Companies') rights against any third party with respect to any infringement.

                  (c) In addition to the limited sublicensing rights of AT&T and Lucent specified in Section 2.5(a)(3), AT&T and Lucent may each grant sublicenses to their respective Foreign Affiliates within the scope of their respective licenses hereunder. The grant of each license hereunder to each Party to this Agreement includes the right to grant sublicenses within the scope of such license to a Party's Related Companies for so long as they remain its Related Companies. Any such sublicense may be made effective retroactively, but not prior to the effective date hereof, nor prior to the sublicensee's becoming a Related Company of such Party.

              2.6 EXCLUSIONS OF PATENTS. The licenses and rights granted hereunder by AT&T to NCR or Lucent under AT&T's Patents do not include any license or right under (a) any patents or patent applications first filed prior to February 1, 1996 which patents or applications are (i) owned or controlled by AT&T Wireless Services, Inc, ("AWS") or any of its Subsidiaries, and (ii) related to the business of wireless telecommunications services; or (b) any patents or patent applications first filed on or after February 1, 1996 and covering inventions made by employees of AWS or by third parties other than AT&T or any of its Subsidiaries, which patents and applications (i) are owned or controlled by AWS or any of its Subsidiaries, and (ii) relate to the business of wireless telecommunications services. With respect to all patents issued as of February 1, 1996 to AWS and to any of its Subsidiaries, the foregoing shall not limit NCR's or Lucent's ability to continue providing products and services embodying inventions covered by such patents and provided by each as of the date of this Agreement.

              2.7 FILINGS OF PATENT APPLICATIONS. Each Party agrees to file patent applications during 1996 and 1999 in a timely manner as determined by generally accepted good patent filing practices and as though this Agreement were not in existence between the Parties. The dispute resolution provisions of
Section 4.7 shall apply to any allegation by one Party that another Party hereto has purposely delayed its patent filings primarily to avoid providing the licenses and rights granted hereunder.




              2.8 JOINT INVENTIONS. (a) There are countries (not including the United States) which require the express consent of all inventors or their assignees to the grant of licenses or rights under patents issued in such countries for joint inventions.

                  (b) Each Party shall give such consent, or shall obtain such consent from its Related Companies, its employees or employees of any of its Related Companies, as required to make full and effective any such licenses and rights respecting any joint invention granted to a grantee hereunder by such Party and by another licensor of such grantee.

                  (c) Each Party shall take steps which are reasonable under the circumstances to obtain from third parties whatever other consents are necessary to make full and effective such licenses and rights respecting any joint invention purported to be granted by it hereunder. If, in spite of such reasonable steps, such Party is unable to obtain the requisite consents from such third parties, the resulting inability of such Party to make full and effective its purported grant of such licenses and rights shall not be considered to be a breach of this Agreement.

              2.9 SALES TO THE UNITED STATES GOVERNMENT. With respect to one Party's bid or contract with the United States government, or any of its component agencies, each of the other two Parties agrees to provide to such first Party, on reasonable terms and conditions, including royalties, patent licenses and rights under any and all of each of the other Parties' patents or patent applications that are licensed hereunder. The scope of such patent licenses and rights will be for the use of any and all products, services, or combinations thereof sold to the United States government by such Party, provided that use of the products or services is by the government, its agencies, or employees, and not for use by or resell to other Persons or governments.

              2.10 LICENSING OF CERTAIN IDENTIFIED PATENTS OF AT&T NECESSARY TO IMPLEMENT AN ADOPTED STANDARD. With respect to the following six (6) AT&T's Limited Patents (U.S.4,383,332; 5,410,538; 5,420,851 and 5,442,625; and patents issued on U.S. Patent Applications Serial Nos. 08/504,481 and 08/234,197), if, at any time more than five (5) years after the Closing Date, an official standards body or organization adopts a standard that requires the use of all or a portion of the claims of any of these six (6) patents, and the standards body or organization so directs, then AT&T will license those patents (on reasonable terms, conditions and for a reasonable royalty, if any is permitted pursuant to the standard) to third parties at the request and direction of Lucent, but only to the extent of the claims and fields of use covered by the standard.

              2.11 LUCENT LICENSING OF DESIGNATED PARTIES AT AT&T'S REQUEST.
(a) Whenever AT&T desires that a third party be licensed under one or more of Lucent's Specified Patents, AT&T will notify Lucent in a writing which shall contain the following:

         (i) The name and address of the third party and whether any affiliated companies of the third party are to be included in the license;

         (ii) The specific Lucent's Specified Patents to be included in the license;

         (iii)The date by which a license is to be granted;

         (iv) The scope of the license to be granted; and

         (v) A rationale for the request to license such third party.

                      (b) Lucent, upon receipt of notification specified in
         Section 2.11(a) will proceed as follows:

         (i) If Lucent has any objection to the AT&T request, it will notify AT&T in writing within ten (10) business days of its objection(s) and the reasons therefor. Lucent and AT&T will then attempt to resolve the objection and, if a resolution satisfactory to both parties is not achieved within ten
(10) additional business days, either AT&T or Lucent may submit the matter to arbitration pursuant to Article IX of the Separation and Distribution Agreement between the parties for resolution (without compliance with the escalation provisions contemplated by Section 9.2 thereof or any waiting period related to such escalation provisions); provided that the procedural provisions set forth below shall apply in lieu of any conflicting provisions contained in Article IX of the Separation and Distribution Agreement.

         In submitting the matter to arbitration, a Party shall include all documents which that Party needs to support its position in arbitration. The other Party shall then have five (5) business days from the date it receives the first Party's document to submit any and all documents which that Party needs to support its position. Either Party may request a hearing to be conducted within ten (10) business days from the conclusion of document submission. The arbitrator shall render a ruling within a time period not to exceed two (2) months from the date the matter is submitted to arbitration. In considering whether an objection to a license is proper, the arbitrator shall consider all relevant facts and positions offered by the Parties, including whether Lucent has granted licenses to other companies with products comparable to those sold or planned for sale by the third party and upon what terms such licenses were granted, Lucent's competitive position in the relevant markets, any expressed rationale for the request by AT&T, the impact of an adverse ruling against each Party, and the reasonableness of the requested completion date. Should the arbitrator rule in favor of AT&T, Lucent will have five (5) business days to submit to the arbitrator a set of terms and conditions which Lucent would propose be offered to the third party. AT&T shall have five (5) business days to submit to the arbitrator its comments on Lucent's proposed terms and conditions and may bring to the attention of the arbitrator any and all facts relevant to the issue of appropriate terms and conditions of licensing the Lucent's Specified Patents. The arbitrator, within five (5) business days, shall then make a determination of an initial set of terms and conditions to be presented to the third party by Lucent. Lucent shall present such terms and conditions to the third party within three (3) business days of the arbitrator's determination. If the arbitrator rules in favor of Lucent, or if the third party is unwilling to accept the terms and conditions set by the arbitrator, Lucent will have no obligation to license that third party and AT&T may not make a similar request to license that third party for a period of one (1) year.

         (ii) If Lucent has no objection to the request, it will attempt to license the Lucent's Specified Patents selected by AT&T, within the period referenced in Section 2.11(a)(iii), to the third party on reasonable terms and conditions which may include a grantback license to Lucent. Such terms and conditions will be established in accordance with ordinary practices in the industry to which the patents pertain. Lucent's then normal licensing practices, as measured by licenses granted to others of a scope similar to that referenced in Section 2.11(b)(i) under such Lucent's Specified Patents, will be considered as examples of such industry practices. If the third party is unwilling to accept the terms and conditions of the license offered by Lucent (which terms and conditions are other than those determined by the arbitrator) within the time period referenced in Section 2.11(a)(iii), Lucent shall provide to AT&T within five (5) business days a statement in writing as to why Lucent believes that a license on the terms and conditions requested by the third party is not advisable in its view. AT&T may then submit the matter to arbitration pursuant to Article IX of the Separation and Distribution Agreement between the Parties (modified as contemplated below) to determine whether different terms and conditions should be offered to the third party.

         In submitting the matter to arbitration, AT&T shall include all documents which it needs to support its position. Lucent shall then have five
(5) business days to submit any and all documents which it needs to support its position. In determining whether different terms and conditions should be offered to the third party, the arbitrator shall consider all relevant facts and positions offered by the Parties such as proposed terms and conditions, including whether Lucent has granted licenses to other Persons with products comparable to those sold or planned for sale by the third party and upon what terms and conditions such licenses were granted, Lucent's competitive position in the relevant markets, and any expressed rationale for such license by AT&T. The arbitrator shall render a ruling within a time period not to exceed two (2) months from the date AT&T submits the matter to arbitration. Should the arbitrator rule that different terms and conditions should be offered to the third party, Lucent shall, within three (3) business days, offer a license to the third party on terms and conditions specified by the arbitrator. If the arbitrator rules in favor of Lucent, or if the third party is unwilling to accept the terms and conditions set by the arbitrator, Lucent will have no obligation to license that third party and AT&T may not make a similar request to license that third party for a period of one (1) year.

                  (c) With respect to requests by AT&T to grant licenses to third parties under Lucent's Specified Patents, the number of such requests shall be limited as follows:

         (i) if the request is to grant a license to a third party for a product and/or service developed by, with, or for AT&T, which product and/or service results from either a specific custom development project or a specific joint development project, then AT&T may request that up to eight (8) such licenses to make, use and sell the developed products and/or services be granted in each calendar year. In addition, for each of the eight (8) requested licenses in each calendar year, AT&T may request that up to two (2) additional vendors be licensed to make and sell such product and/or service (a total of three (3) such vendors (an original and two (2) additional vendors) in the event AT&T develops the product/service itself), provided that the additional vendors must accept the identical terms and conditions entered into with the original third party and provided further that no arbitration is permitted with respect to such additional vendor requests.

         (ii) if the request is to grant a license to a third party for products and/or services other than specific products or services, developed by, with, or for AT&T in a specific custom development project or a specific joint development project, then AT&T may request up to five (5) licenses of this kind be granted in each calendar year; and

         (iii) if the request is to grant a license to a third party for inventions implemented in software developed and created in whole or in part by AT&T and furnished by AT&T to that third party for further distribution to end user customers, then AT&T may request up to seven (7) licenses of this kind be granted in each calendar year to such third parties:

The Parties agree, on an annual basis, to review the success and viability of the licensing arrangement contemplated herein, with a view toward modifying the current limits on license requests so as to meet the needs of both Parties. Unless the Parties agree to modify the current limits, the current limits shall remain in force.


                  (d) LUCENT further agrees to license, from time to time, on reasonable and non-discriminatory terms and conditions the eight (8) patents listed in Exhibit E to members of an undersea telecommunication system consortium, when necessary pursuant to terms established by the consortium for participation by AT&T in the consortium and for use in the consortium project.

                  (e) LUCENT shall be the sole recipient and beneficiary of any and all royalties and grantback rights, if any, paid or provided under any license agreement made pursuant to this Agreement.


                  (f) As soon as practical in advance of any dispute, the Parties shall name an arbitrator who shall serve as a sitting sole arbitrator for any and all arbitrations held pursuant to this Section 2.11. The Parties shall use the arbitrator selection provisions of Article IX of the Separation and Distribution Agreement to select the sitting sole arbitrator.

                                   ARTICLE III
                                   TERMINATION

              3.1 VOLUNTARY TERMINATION. By written notice to another Party, each Party may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by such other Party. Such notice shall specify the effective date of such termination and shall clearly specify any affected patent, invention, product or service.

              3.2 SURVIVAL. (a) If a company ceases to be a Related Company of a Party, licenses and rights granted to the other Parties hereunder with respect to patents of such company on applications filed prior to the date of such cessation shall not be affected by such cessation.

                  (b) Any voluntary termination of licenses and rights of a Party under Section 3.1 shall not affect such Party's licenses, and rights with respect to any licensed product made or service furnished prior to such termination, and shall not affect the licenses and rights granted to the other Parties hereunder.

              3.3 CHANGE OF CONTROL OF OR CERTAIN ACQUISITIONS BY NCR. In the event of a Change of Control of NCR, or in the event that NCR acquires any Person that (i) competes with AT&T in the provision of telecommunications services, or (ii) competes with Lucent in the provision of telecommunications systems and equipment, or (iii) has a market value greater than fifty percent (50%) of NCR's market value at the time of acquisition, then, all patent licenses and rights granted to NCR hereunder shall extend only to a specific annual volume of products and services which are of a kind comparable to those offered by NCR prior to such Change of Control or acquisition. Such specific volume of products and services shall not exceed the volume of corresponding licensed products and services of NCR prior to such Change of Control or acquisition.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

              4.1 DISCLAIMER. NO PARTY OR ANY OF ITS SUBSIDIARIES MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, ASSUMES ANY RESPONSIBILITY OR OBLIGATIONS WHATEVER, OR CONFERS ANY RIGHT BY IMPLICATION, ESTOPPEL OR OTHERWISE, OTHER THAN THE LICENSES, RIGHTS AND WARRANTIES HEREIN EXPRESSLY GRANTED.

              4.2 NONASSIGNABILITY. The Parties hereto have entered into this Agreement in contemplation of personal performance, each by the other, and intend that the licenses and rights granted hereunder to a Party not be extended to entities other than such Party's Related Companies (and only for so long as any such Related Company remains a Related Company) without the other Party's or Parties', as applicable, express written consent. Neither this Agreement nor any licenses or rights hereunder shall be assignable or transferable by any Party to any other Person, except as expressly permitted hereunder, without the express written consent of the other Parties, provided that such consent shall not be unreasonably withheld in the event of a proposed assignment or transfer of those licenses and rights relevant to any portion of any Party's business that is or is to be spun off or otherwise distributed to such Party's shareholders.


              4.3 ADDRESSES. The Parties agree that any notice or other communication hereunder shall be given as set forth in Section 12.5 of the Separation and Distribution Agreement except that notice to AT&T shall be addressed to F.J. Berry, Vice President-Law, 295 North Maple Avenue, Basking Ridge, N.J. 07420.


              4.4 CHOICE OF LAW. Except as otherwise provided in Section 9.9 of the Separation and Distribution Agreement, this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, irrespective of the choice of laws principles of the State of New York, as to all matters, including matters of validity, construction, effect, performance and remedies.

              4.5 INTEGRATION. This Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions between them. A Party shall not be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the Party to be bound thereby.

              4.6 OUTSIDE THE UNITED STATES. (a) There are countries in which the owner of an invention is entitled to compensation, damages or other monetary award for another's unlicensed manufacture, sale, lease, use or importation involving such invention prior to the date of issuance of a patent for such invention but on or after a certain earlier date, hereinafter referred to as the invention's "protection commencement date" (e.g., the date of publication of allowed claims or the date of publication or "laying open" of the filed patent application). In some instances, other conditions precedent must also be fulfilled (e.g., knowledge or actual notification of the filed patent application). The Parties agree that (i) an invention which has a protection commencement date in any such country may be used in such country pursuant to the terms of this Agreement on and after any such date, and (ii) all such conditions precedent are deemed satisfied by this Agreement.

              (b) There may be countries in which a Party hereto may have, as a consequence of this Agreement, rights against infringers of another Party's patents licensed hereunder. Each Party hereby waives any such right it may have by reason of such third party's infringement or alleged infringement of another Party's patents.

              (c) Each Party hereby agrees to register or cause to be registered, to the extent that such Party reasonably determines that registration or recordation is necessary under applicable law, and without expense to the other Parties or any of their Related Companies, any agreements wherein sublicenses are granted by it under the other Parties' patents licensed hereunder. Each Party hereby waives any and all claims or defenses, arising by virtue of the absence of such registration, that might otherwise limit or affect its obligations to the other Parties.

              4.7 ARBITRATION AND DISPUTE RESOLUTION. The Parties agree that the procedures for discussion, negotiation and arbitration set forth in Article IX of the Separation and Distribution Agreement, which Article IX is incorporated herein by reference, shall apply to all disputes, controversies or claims that may arise under or in connection with this Agreement, except as otherwise provided in Section 2.11.

              4.8 AMENDMENTS AND CHANGES. Subsequent to the execution of this Agreement by all Parties, and solely to the extent that a change is desired by and restricted to any two Parties without affecting the licenses and rights of the third Party hereto, such two Parties may separately amend any provision of this Agreement which governs the licenses and rights exchanged between them without notifying, advising, consulting or requesting the concurrence of the third Party hereto. Except as specifically provided herein, any other modification affecting all three Parties shall require the written agreement and signature of all the Parties.

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed in triplicate originals by its duly authorized representatives on the respective dates entered below.

         AT&T CORP.

         By:   /s/
               -------------------------------

         Title:
               -------------------------------

         Date:
               -------------------------------


        NCR CORPORATION


         By:  /s/
               -------------------------------

         Title:
               -------------------------------

         Date:
               -------------------------------

         LUCENT TECHNOLOGIES INC.



         By:   /s/
               -------------------------------

         Title:
               -------------------------------

         Date:
               -------------------------------





               THIS AGREEMENT DOES NOT BIND OR OBLIGATE ANY PARTY
                IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                         REPRESENTATIVES OF ALL PARTIES.

                                   EXHIBIT "A"
                         LIST OF RETAINED AT&T'S PATENTS
                             AND PATENT APPLICATIONS


Hanson 2-3                          mailed 1/25/96          Benveniste 9                        08/581694
Ball 3-5-2-3                        mailed 2/23/96          Mayer 10                            08/581693
Arora 1-1-7                         mailed 3/19/96          Otto 1                              08/581683
Bruno 10-11-10-8-38                 mailed 3/13/96          Cox 1                               08/581651
Brotman 1-2-1                       mailed 12/29/95         Lubachevsky 6                       08/581078
Jones 3                             mailed 12/29/95         Feiertag 3                          08/580909
Jones 4                             mailed 12/29/95         Brotman 2-2                         08/580702
Jones 5                             mailed 12/29/95         Foladare 17-23-1                    08/580679
Atal 9Re                            Re32580                 Silverman 32                        08/580671
Friedes 9-3 (DROPPED)               IDS103523               Benveniste 7                        08/580570
Bergano 14 (Mail 12/29/95)          filed                   Benveniste 8                        08/580568
Evangelides 2-2-1-4-7 (Mail         filed                   Chaturvedi 1-10                     08/580478
11/27/95)                                                   Wild 5                              08/579709
Slusky 4                            07/969679               Foladare 19-20-25-29                08/579540
Harris 3-4                          07/966787               Foladare 11-13-17-19                08/579539
Clitherow 1                         07/956709               Foladare 18-19-24-28                08/579188
Black 1-3-3-1-1-1-1-1-1-1-1         07/953040               Foladare 13-15-19-21                08/579184
Hou 3-3                             07/935082               Goldman 31-2-37-4-2                 08/579173
Bauer 4 (Eric)                      07/932151               Furman 6-9-7                        08/578362
Friedes 6 (ABANDONED)               07/905056               Jain 3-13                           08/577892
Fodale 1 (US ABANDONED)             06/771557               Martinez 1                          08/577891
Carlsen 1-2-1                       07/843685               Garberg 2-3                         08/576740
Darcie 23-8-13                      08/613307               Cirelli 1-1                         08/576733
Fuentes 10                          08/608232               Aykin 2-5-2-4-4-3-3                 08/576430
Rubin 6-4-1                         08/606256               Lubachevsky 5                       08/576388
Eslambochi 7                        08/606122               Foladare 28-28-35                   08/576387
Foladare 31-33-40-39                08/600690               Clancy 1-3-11-4-7-1                 08/575789
Relyea 3-2                          08/596791               Rahim 2                             08/575378
Joseph 1-1-1-10                     08/594552               Hill 1                              08/574476
Amin 1-1                            08/592945               Concepcion 1-3-1-2-4-3-2-3          08/574419
Lee 13                              08/592814               Foladare 24-29-36-35                08/573839
Blahut 41-4-11-16                   08/592783               Allen 16                            08/573743
Foladare 26-26-33-33                08/590237               DeMont 1                            08/573046
Grampp 1-6                          08/587868               Chen 10-14                          08/572982
Ricciardi 1-1                       08/587079               Dalton 1-1-1-1                      08/572826
Ragauram 2-3-2                      08/587062               Krishnamurthy 5                     08/571322
Jones 2                             08/586021               Swanson 5                           08/570879
Sahni 12-1                          08/586009               Bossi 3-2-2                         08/570146
Papanicolaou 3-3Re                  08/585338               Bossi 2-1-1                         08/570145
Gaulke 3-4-3                        08/584417               Benedikt 2-3-2                      08/569046
Gaulke 2-3-2                        08/584416               Norris 1-8                          08/562678
August 7                            08/583144               Jankowitz 1-2-3-1                   08/562229
Penzias 17                          08/582006               Furman 5-9-6-2                      08/560147
Maxemchuk 18                        08/581717               Furman 4-8-5-1                      08/559900
Foladare 30-32-39-37                08/581710               Dagdeviren 11-1-3-3                 08/556726
August 8-18                         08/581707               Kasday 12-1-1-2-6                   08/555555


Mishra 3                            08/555534               Foladare 9-11-15                    08/497060
Gupta 6                             08/554957               Jaczak 1-1                          08/497040
Cathey 1-1-1-1-1                    08/553117               Eslambolchi 5                       08/496786
Milito 4                            08/552899               Bruno 5-6-5-6-5-7-5-23              08/495747
Ball 2-1                            08/549359               Mayer 5                             08/494610
Bruno 9-7-10-8-7-1-1                08/547216               Foladare 15-17-9-21-4-25            08/487357
Story 9                             08/542482               August 6                            08/479541
Atkins 3                            08/539384               Eisdorfer 7-9-5                     08/476811
Rosenthal 4-30-1                    08/538679               Partridge 16                        08/460398
Foladare 22-23-28                   08/538331               Blonder 76-6-2-3                    08/455939
Backaus 4-3-8-4-3-8-3               08/538109               Wynn 5                              08/455932
Hall 2-3-3-2-2                      08/536914               Faust 1                             08/451298
Bulfer 4                            08/536296               Faust 2                             08/451248
Eslambolchi 6-1                     08/534750               Cerciello 1-1-1                     08/449984
Busche 1                            08/534151               Carlsen 7-8-4                       08/449377
Aykin 1-4-1-3-3-2-2                 08/533045               Carlsen 8                           08/447670
Ronen 2                             08/532336               Civanlar 2-2                        08/447666
Penzias 16-13                       08/531508               Allen 14                            08/443509
Glance 37                           08/530551               Carlsen 6-7-3                       08/442943
Javitt 2                            08/529704               Bhusri 2                            08/442529
Zave 1                              08/528900               Hodges 2-3                          08/440183
Buhrke 3-6-4                        08/528821               Alesio 5-17-3-11                    08/439615
Gorin 6-1-1-18                      08/528578               DeJager 2                           08/431607
Foladare 20                         08/528292               Foladare 10-12-68-16-22             08/431351
Mumick 5-8                          08/527241               Foladare 14-16-20                   08/431228
Buck 1-1                            08/527117               Eslambolchi 4                       08/430652
Cross 1-1-1-3-1-1                   08/526794               Chu 4                               08/430643
Cross 1-1-1-3-1-1                   08/526794               Chu 5                               08/430634
Bodeep 5                            08/526736               Miska 4-5                           08/424825
Benedikt 1-2-1                      08/526609               Mark 1                              08/421709
Jagadish 13-4-7                     08/525931               Funkhouser 1                        08/418338
Bruno 8-5-6-6-9-2-6-6-7             08/525440               Corrigan 1-9-4-3                    08/414848
Bruno                               08/524551               Burns 1-7-1-2-6-1                   08/414555
Foladare 23-24-10-29-5-31           08/524360               Akinpelu 4-5-4-2-2-2-2-7-4-2        08/410585
Foladare 21-22-27-30                08/520425               Farber 1-6-2-1-1                    08/409579
Baker 6-4                           08/519268               Eisdorfer 3-8-1                     08/408429
Feldman 2-2-2                       08/515471               Ash 9-2-1-1-10-1-2                  08/407171
Greenspan 8                         08/512609               Civanlar 10-42                      08/402664
Civanlar 5-5                        08/511430               Chang 1-1-1                         08/402235
Ehrlich 2-2                         08/511034               Bruno 3-2-2-4-1                     08/401315
Civanlar 3-3                        08/509308               Bruno 4-3-3-5                       08/401314
Civanlar 6-6                        08/509307               Velardo 1-4                         08/398272
Gillon 5-3-3                        08/509004               Kapsales 7-7                        08/395009
Foladare 16-18-22                   08/508373               Kapsales 6                          08/391803
Byrd 1-1-1                          08/508143               Faynberg 1                          08/385013
Bruno 6-7-24                        08/507868               Foladare 8-10-6-14-8                08/385004
Buhler 1-1-1                        08/505507               Foladare 2-13-13-17                 08/379425
Gitlin 38-11                        08/504481               Creswell 3-5-2-3                    08/376501
Akinpelu 5-6-5                      08/503254               Foladare 3-14-8-13                  08/374430
Weber 26                            08/502783               Schlanger 7                         08/367386
Mayer 7-9                           08/502268               Markowitz 3                         08/365611
Kochanski 24                        08/499077               Carr 1-6                            08/364650



Mayer 4                             08/364563          Gabin 1-6                           08/175021
Rudrapatna 2-2-20-15-20             08/361355          Bish 1-1-3-1-1                      08/172374
Chen 1-4-4-2-1-4-4-4                08/357473          Garland 1-1                         08/171311
Bergano 12-1                        08/355798          Darcie 1                            08/170624
Bergrano 13-2                       08/355788          Friedes 11-7-1                      08/167596
Fernandez 1-1-15                    08/355384          Kenney 1                            08/166496
Barber 1-1-1-1                      08/355382          Holterman 1                         08/166413
Blaze 2                             08/351918          La Porta 4-4                        08/164521
Glance 38 (ABANDONED)               08/350864          Wynn 2                              08/160770
Eisdorfer 2-5-7-9-4-11              08/346655          Rubin 1                             08/156557
Eisdorfer 1-4                       08/346654          Hall 1-1-2-1-1                      08/155614
Chakrin 3                           08/344394          Rangachar 1                         08/152993
Kapsales 4                          08/344307          Kapsales 3                          08/144061
Kapsales 5                          08/344306          Raguram 1-1-1                       08/140780
Cannon 8                            08/333908          Gibilisco 2                         08/115366
Buczny 1-1-2                        08/333668          Chandra 1-1-1-2-1-1-10-6            08/092970
August 5-10                         08/333183          Partridge 3                         08/086956
Blyler 38                           08/332227          Ehrlich 3-3                         08/085225
Baechle 1-3-1-1-4-2                 08/332225          Kochanski 7 (ABANDONED)             08/071133
Kocan 2-2-1-1                       08/330418          Blahut 33-6                         08/056973
Freedman 1                          08/324942          Ahuja 7-2-3-1-1-1-7                 08/051724
Akinpeltu 3-3-3-1-1-1-6-3-1         08/324825          Relyea 2-1                          08/040785
Gorham 1-3-4-3                      08/324642          Penzias 6-2-2                       08/006333
Mollenauer 28                       08/323949          Das 1-1                             mailed 3/19/96
Chanda 2-1-2                        08/323303          Hill 2-4                            mailed 3/15/96
Paulus 2-2-1                        08/323294          Helfman 6                           60/011435
Basu 1-2-3-1                        08/323197          Franklin 1-1                        60/010993
Foladare 6-7-1-1-8-3-16             08/316613          August 9-8                          60/009363
Bergano 11                          08/312848          Baker 7                             60/004670
Allen 10-1                          08/311647          Ahamed I 11-11                      08/000421
Charalambous 2-2-3                  08/309361          Mondello                            4156104
Leunc, 2                            08/305003          Mearns 1                            4162377
Asthana 4-3                         08/293857          Weber 1                             4191860
Foladare 5-15-6-3-7-3-15            08/282697          Jordan 1-2                          4313035
Bass 1-1-1-1-8-1-1                  08/282450          Ash 1-1                             4345116
Kravitz 3-4-2                       08/279764          Asmuth 1                            4348554
Foladare 4-5-2-6-2-14               08/264651          Glance 7-9                          4383332
D'Ambrogio 3-2-4-4-5                08/261626          Pecon                               4388710
Andruska 2-4                        08/258197          Boivie 1                            4453217
Gordon 8-1-2                        08/251827          Wehr                                4470115
Blahut 35-2-6-8                     08/236286          Johnson                             4530051
Vasquez 2                           08/234731          Anctil                              4538881
Gitlin 34-12-21-5                   08/234197          Pike 1                              4555775
Bruno 1-1                           08/215069          Decker                              4557556
Salimando 4                         08/214341          Everhart 3-1                        4578531
Akinpelu 2-2-2 (ABANDONED)          08/203102          Anderson                            4586186
Katseff 2-3                         08/201863          Lee 1-1                             4899373
Amarant 2-1-4-4-1-2-1-1             08/176006          Asmuth 3-1-1-1-1-1                  4611094
Feiertag 1-2-1                      08/176005          Asmuth 4                            4611096
Feiertag 2-5-1-1-2                  08/176002          Fontenot                            4616359
Wert 1                              08/175092          Anderson                            4633464
Merritt 1-1                         08/175022          Hayden                              4653090


Ash 2-2                             4669113          Gupta 1-1-1                         5206899
Gordon                              4700339          Bowker 4                            5206902
Frauenthal 1-1-1-3                  4737983          Pula 1                              5208848
Fodale 2                            4756020          Ramkumar 1                          5212727
Gordon, et al                       4763191          Creswell 1-1-1-1-1-1-1-1            5222125
Day l                               4763356          Flynn 1-1                           5223699
Bauer 1-1-1-1                       4776004          Funk                                5226075
McNabb 1-1                          4788718          Bissell 1-1                         5243645
Else 2-2                            4811378          Heizer                              5249290
Binkerd et al 3-1-3-4               4827500          Frey 9-22                           5253288
Adl                                 4834479          Blake 1-1                           5270919
Franco 1                            4893330          McNair 4                            5276444
Bauer 1 (Eric)                      4899377          Papanicolaou 3-3                    5278889
Johannes                            4914655          Dabbaghi 2-2-8-2-5-2-2-3-8-6        5282243
Kordahi                             4914960          Shaw 1                              5283824
Gillon 3-2-4                        4922348          Zoccolillo 4                        5287199
Scanlon 3                           4922522          Atkins 1-2-3-2                      5287403
Bauer 3-2-1-3-1                     4930154          Kasday 5-1 (Vasile)                 5289523
Baral 3-1-1-7-7-1-6-1-3-1           4932042          Levy 2-3                            5291550
Brown 4-2-1-2-2-8-2-2-5-3           4939771          Conn 2-3-2-2                        5291551
Shepard 2                           4953203          Bergano                             5309530
Bhusri 1                            4959849          Bergano                             5309535
Daudelin 5                          4959855          Friedes 4-2                         5311572
Brown 3-1-1-1-7-1-4-2               4972461          Friedes 7-1-7-1                     5311583
Kordahi                             5000619          Penzias 8                           5311594
Benyacar 1-1-2-1-1-1-1-1-1-1        5003584          Hou 1-1-1                           5325421
Catron 3-1-5-2-3-2-1-1-2            5018191          Binns 1-2-2-2-2-2                   5329308
Chang                               5027110          Friedes 5-1-4-5                     5329581
Catron 2-4-1-2-1-1                  5033079          Fraser 17-5-11                      5329589
Mollenauer                          5035481          Brown 6-5-4-4-10-4-7-5              5333180
Mollenauer                          5039199          Doherty 1-1-1                       5333184
Bauer 4-3-2-4-2                     5056134          Gurpta 2                            5333186
Mansour 1-1                         5058105          Bowker, et al 5-2-2                 5333195
Mollenauer                          5058974          Ananthanpillal 12                   5333308
Marcuse                             5063559          Cole                                5335224
Farel 1-1                           5067074          Anderson                            5343320
Ash 5-2-1                           5086460          Bergano                             5345331
Ash 6-3-7-1                         5101451          D'Urso 1-1-1-1-1                    5353335
Bergano                             5111322          Hou 2-2                             5353336
Desurvire                           5117303          Scobee l                            5353339
Ash 7-2                             5130982          Gordon                              5357364
Wegrzynowicz 1                      5136636          Gupta 2-1-6                         5357564
Kaplan 1                            5163087          Gnauck                              5365362
Brown 5                             5164983          Chakravarti 1-1-1-1-1-1             5369695
Bergano                             5173957          Campbell 1-1-1-1-3                  5373550
Dowden 5-5-8-2-3-6-4-3-3            5181237          D'Ambrogio 1-1-1-2-2                5375124
Medamanna 1-1-4                     5181238          Rosinski 1-2                        5381467
Askew 1-1-1-4-1-2-4-2-2-1           5182744          Creswell 2-2-1-2                    5384831
Sahni-3                             5184345          Ahmad 1                             5386467
Chau 4-2-2-2-2-1                    5187710          Bauer 7 (Eric)                      5388257
Rosenberg                           5191631          Freeman 2-1-3-1                     5390232
Bowker, et al. 3-1-1                5195132          Casselman 2-2-2                     5390243


Chang 1-3-13-2                      5392336      Messina                             5462389
Rosenthal 3                         5392342      Bash 1-1-1-1                        5463677
Davitt                              5392343      Collins 2-1-1                       5463683
Ash 8-4-8-3                         5392344      Gaechter 3-11-4                     5463685
Otto 6                              5392345      Chu                                 5463711
Fischell 1-1-2-1-5                  5394463      Chiller 1-1-1                       5465293
Alger                               5396542      Furman 3                            5465295
Entenmann 2-2-8-2-5-2-2-3-8-6       5403999      Mukherjee 1                         5465387
Pei l                               5406620      Brown 2-2-4-2-2-3                   5471877
McFarland 1-1                       5408526      Mamyshev 3-32                       5473458
Roche l-4                           5410538      Hansen 5-19                         5473625
Bauer 5 (Eric)                      5412808      Partridge 6                         5473671
Lee 5                               5416835      Partridge 2                         5473681
Seshadri 19-11-3                    5420851      D'Amato 1-2-1-1-2-4                 5473677
Guzman 1                            5420917      La Porta 3-3                        5473679
Low 2-16-2                          5420926      Miller 6-5                          5475746
Freeman 6-2-2-3                     5428608      Akinpelu 1-1-1                      5475749
Brady 1-1                           5430782      Eskildsen 1-6                       5477368
Feit 1-1-1-3-3-4                    5430791      Alesio 4                            5481600
Burd 2-2-1-2-4-1-4                  5432845      Griffiths 1-1-2-1                   5481602
Fraser 16                           5434914      Gutierrez 1-1-2-5                   5481603
Cox 7-4                             5434920      Colbert 5                           5485510
Isidoro 3-9                         5440563      Allen 8-1                           5485515
Slusky 3                            5440620      Atkins 2-4-6-4                      5487107
Bergano                             5440659      Slusky 6                            5487111
Gitlin 33-9                         5442625      Kaplan 4-1-1                        5488569
Blahut 30-2                         5446490      lyob 1-2-1-3-2-2                    5448632
Smith 2                             5450123      Bergano I 0                         5491576
Amarant 3-2-3-2                     5450477      Gupta 5-2-2-10                      5506890
Alesio 1-10-2-3                     5450479      Billings 2-3-3                      5506894
Leung 3                             5457408



                                    EXHIBIT B
                 LIST OF CERTAIN PATENTS ASSIGNED TO NCR BY AT&T

NAME OF                                     NAME OF
FIRST INVENTOR          PATENT NUMBER       FIRST INVENTOR       PATENT NUMBER
Ritchie                 4135240             Auer                 4725694
Pirz                    4149242             Chang                4725834
Freeman                 4195338             Waggner              4733823
Gabbe                   4255796             Afshar               4734854
Christian               4279020             Welsch               4744023
Ahuja                   4281381             Blanset              4744048
Draper                  4295219             Blanset              4747040
Ahuja                   4384323             Kumpati              4774661
Brown                   4430526             Restrepo             4779088
Gabbe                   4459658             Geis                 4787759
York                    4462077             Bogatin              4816811
Forson                  4481577             Agrawal              4825354
Ahuja                   4514728             Bishop               4849877
Durkee                  4516140             Taska                4856091
Durkee                  4538156             Beck                 4893270
DeBruler                4539637             Lubachevsky          4901260
Alles                   4542375             Bishop               4914653
Reddington              4554631             Agrawal              4930072
Linderman               4611280             Hopfield             4937872
Keverian                4613987             Huang                4943909
Bednar                  4630196             Gansner              4953106
Teng                    4642758             Clarey               4975829
Eng                     4652733             Moshenberg           5020003
Aranguren               4674085             Chou                 5020112
Grinn                   4675808             Thompson             5020123
Zave                    4685125             Krishnakumar         5067104
MacDonald               4697175             Denker               5067164
Goldstein               4698752             Selzer               5075843
Jacobs                  4704675             Bishop               5093913
DiPiazza                4707689             Kiang                5101439
Kasday                  4710760             Laggis               5109515

Fan                     5111512             Thomas 10
Bishop                  5115505             IDS 110434
Holtzmann               5129013             Evans 21-27-3
Piepho                  5179707             LeCun 14
Black                   5184115             Denker 21-1
Civanlar                5187660             Evans 15-1-1
Kautz                   5259067             Borgida 2-2-1-2-2
McNair                  5278905             Graf 15-6
Huh                     5396612             Nohl 2-3
Evans 25-5-17-3
Thomas 9

                                    EXHIBIT C
                        LIST OF AT&T'S SPECIFIED PATENTS

1                 Mondello                             4156104
2                 Jordan 1-2                           4313035
3                 Ash 1-1                              4345116
4                 Pecon                                4388710
5                 Anctil                               4538881
6                 Decker                               4557556
7                 Everhart 3-1                         4578531
8                 Anderson                             4586186
9                 Lee 1-1                              4599373
10                Asmuth 4                             4611096
11                Fontenot                             4616359
12                Anderson                             4633464
13                Ash 2-2                              4669113
14                Gordon                               4700339
15                Frauenthal 1-1-1-3                   4737983
16                Gordon, et al                        4763191
17                Bauer 1-1-1-1                        4776004
18                McNabb 1-1                           4788718
19                Binkerd et al 3-1-3-4                4827500
20                Adl                                  4834479
21                Franco 1                             4893330
22                Bauer 1 (Eric)                       4899377
23                Johannes                             4914655
24                Kordahi                              4914960
25                Gillon 3-2-4                         4922348
26                Scanlon 3                            4922522
27                Bauer 3-2-1-3-1                      4930154
28                Baral 3-1-1-7-7-1-6-1-3-1            4932042
29                Brown 4-2-1-2-2-8-2-2-5-3            4939771
30                Shepard 2                            4953203
31                Bhusri 1                             4959849
32                Daudelin 5                           4959855
33                Brown 3-1-1-1-7-1-4-2                4972461
34                Kordahi                              5000619
35                Benyacar 1-1 -2-1-1-1-1-1-1-1        5003584
36                Catron 3-1-5-2-3-2-1-1-2             5018191

37                Catron 2-4-1-2-1-1                   5033079
38                Mollienauer                          5035481
39                Mollenauer                           5039199
40                Bauer 4-3-2-4-2                      5056134
41                Mansour l-1                          5058105
42                Mollenauer                           5058974
43                Marcuse                              5063559
44                Farel 1-1                            5067074
45                Ash 5-2-1                            5086460
46                Ash 6-3-7-1                          5101451
47                Bergano                              5111322
48                Desurvire                            5117303
49                Ash 7-2                              5130982
50                Wegrzynowicz 1                       5136636
51                Kaplan 1                             5163087
52                Brown 5                              5164983
53                Bergano                              5173957
54                Dowden 5-5-8-2-3-6-4-3-3             5181237
55                Medamanna 1-1-4                      5181238
56                Askew 1-1-1-4-1-2-4-2-2-1            5182744
57                Sahni 3                              5184345
58                Chau 4-2-2-2-2-1                     5187710
59                Rosenberg                            5191631
60                Bowker, et al. 3-1-1                 5195132
61                Gupta 1-1-1                          5206899
62                Bowker 4                             5206902
63                Pula 1                               5208848
64                Ramkumar l                           5212727
65                Creswell 1-1-1-1-1-1-1-1             5222125
66                Flynn 1-1                            5223699
67                Funk                                 5226075
68                Bissell 1-1                          5243645
69                Frey 9-22                            5253288
70                Blake 1-1                            5270919
71                McNair 4                             5276444
72                Papanicolaou 3-3                     5278889
73                Dabbaghi 2-2-8-2-5-2-2-3-8-6         5282243
74                Shaw 1                               5283824
75                Zoccolillo 4                         5287199
76                Atkins 1-2-3-2                       5287403
77                Kasday 5-1 (Vasile)                  5289523
78                Levy 2-3                             5291550
79                Conn 2-3-2-2                         5291551

80                Bergano                              5309530
81                Bergano                              5309535
82                Friedes 4-2                          5311572
83                Friedes 7-1-7-1                      5311583
84                Penzias 8                            5311594
85                Hou 1-1-1                            5325421
86                Binns 1-2-2-2-2-2                    5329308
87                Friedes 5-1-4-5                      5329581
88                Fraser 17-5-11                       5329589
89                Brown 6-5-4-4-10-4-7-5               5333180
90                Doherty 1-1-1                        5333184
91                Gupta 2                              5333186
92                Bowker, et al 5-2-2                  5333195
93                Ananthanpillai 2                     5333308
94                Cole                                 5335224
95                Anderson                             5343320
96                Bergano                              5345331
97                D'Urso 1-1-1-1-1                     5353335
98                Hou 2-2                              5353336
99                Scobee 1                             5353339
100               Gordon                               5357364
101               Gupta 2-1-6                          5357564
102               Gnauck                               5365362
103               Chakravarti 1-1-1-1-1-1-1-1          5369695
104               Campbell 1-1-1-1-3                   5373550
105               D'Ambrogio 1-1-1-2-2                 5375124
106               Rosinski 1-2                         5381467
107               Creswell 2-2-1-2                     5384831
108               Ahmad 1                              5386467
109               Bauer 7 (Eric)                       5388257
110               Freeman 2-1-3-1                      5390232
111               Casselman 2-2-2                      5390243
112               Chang 1-3-13-2                       5392336
113               Rosenthal 3                          5392342
114               Davift                               5392343
115               Ash 8-4-8-3                          5392344
116               Ofto 6                               5392345
117               Fischell 1-1-2-1-5                   5394463
118               Alger                                5396542
119               Entenmann 2-2-8-2-5-2-2-3-8-6        5403999
120               Peil                                 5406620
121               McFarland 1-1                        5408526
122               Lee 5                                5416835

123               Guzman l                             5420917
124               Freeman 6-2-2-3                      5428608
125               Brady 1-1                            5430782
126               Feit 1-1-1-3-3-4                     5430791
127               Burd 2-2-1-2-4-1-4                   5432845
128               Fraser 16                            5434914
129               Cox 7-4                              5434920
130               Isidoro 3-9                          5440563
131               Slusky 3                             5440620
132               Bergano                              5440659
133               Blahut 30-2                          5446490
134               Smith 2                              5450123
135               Amarant 3-2-3-2                      5450477
136               Alesio 1-10-2-3                      5450479
137               Messina                              5462389
138               Collins 2-1-1                        5463683
139               Gaechter 3-11-4                      5463685
140               Furman 3                             5465295
141               lyob 1-2-1-3-2-2                     5488632
142               Fodale 1 (US ABANDONED)              06771557
143               Carisen 1-2-1                        07/843685
144               Friedes 6 (ABANDONED)                07/905056
145               Bauer 4 (Eric)                       07/932151
146               Hou 3-3                              07/935082
147               Black 1-3-3-1-1-1-1-1-1-1-1          07/953040
148               Clitherow 1                          07/956709
149               Harris 3-4                           07966787
150               Slusky 4                             07/969679
151               Ahamed 11 -11                        08/000421
152               Penzias 6-2-2                        08/006333
153               Relyea 2-1                           08/040785
154               Ahuja 7-2-3-1-1-1-7                  08/051724
155               Blahut 33-6                          08/056973
156               Bash 1-1-1-1                         08/068355
157               Kochanski 7 (ABANDONED)              08/071133
158               D'Amato 1-2-1-1-2-4                  08/081504
159               Ehrlich 3-3                          08/085225
160               Partridge 3                          08/086956
161               Partridge 2                          08/086975
162               Chandra 1-1-1-2-1-1-10-6             08/092970
163               Slusky 6                             08/099114
164               Gibilisco 2                          08/115366
165               Gutierrez 1-1-2-5                    08/127864


166               Mukherjee 1                          08/134358
167               Raguram 1-1-1                        08/140780
168               Kapsales 3                           08/144061
169               Rangacharl                           08/152993
170               Gupta 5-2-2-1 0                      08/153526
171               Hall 1-1-2-1-1                       08/155614
172               Rubin 1                              08/156557
173               Wynn 2                               08/160770
174               La Porta 3-3                         08/164514
175               La Porta 4-4                         08/164521
176               Holterman 1                          08/166413
177               Kenney l                             08/166496
178               Friedes 1 1 -7-1                     08/167596
179               Kaplan 4-1-1                         08/170139
180               Darcie 1                             08/170624
181               Garland 1-1                          08/171311
182               Bish 1-1-3-1-1                       08/172374
183               Bergano 1 0                          08/173288
184               Gabin 1-6                            08/175021
185               Merrift 1-1                          08/175022
186               Wert 1                               08/175092
187               Allen 8-1                            08/175095
188               Chiller 1-1-1                        08/175875
189               Feiertag 2-5-1-1-2                   08/176002
190               Feiertag 1-2-1                       08/176005
191               Amarant 2-1-4-4-1-2-1 -1             08/176006
192               Atkins 2-4-6-4                       08/195414
193               Billings 2-3-3                       08/241817
194               Brown 2-2-4-2-2-3                    08/260164
195               D'Ambrogio 3-2-4-4-5                 08/261626
196               Kravitz 3-4-2                        08/279764
197               Miller 6-5                           08/291316
198               Leung 3                              08/305004
199               Chakrin 3                            08/344394
200               Creswell 3-5-2-3                     08/376501
201               Alesio 4                             08/383907
202               Miska 4-5                            08/424825
203               Alesio 5-17-3-11                     08/439615
204               Hodges 2-3                           08/440183
205               Carisen 6-7-3                        08/442943
206               Allen 14                             08/443509
207               Carlsen 8                            08/447670
208               Carisen 7-8-4                        08/449377


209               Wynn 5                               08/455932
210               Kochanski 24                         08/499077
211               Mayer 7-9                            08/502268
212               Gillon 5-3-3                         08/509004
213               Ehrlich 2-2                          08/511034
214               Greenspan 8                          08/512609
215               Feldman 2-2-2                        08/515471
216               Backaus 4-3-8-4-3-8-3                08/538109

                                    EXHIBIT D
                       LIST OF LUCENT'S SPECIFIED PATENTS

CASE NAME                                   PAT/APP NUMBER
Brandenburg 1                               5040217
Dorward 1                                   5463641
Johnston 13                                 5285498
Johnston 14                                 5227788
Hall 4-25                                   5341457
Allen 12-3-1                                08/384049
Allen 13-5-37-2                             08/384097
Brandenburg 4-34                            application
Dorward 4-36                                08/381056
Dorward 6-28-39-3-9                         application
Ferreira 2-33                               08/334889
Hall 5-31                                   08/284324
Johnston 23                                 5481614
Johnston 27-1                               5488665
Johnston 29-2                               08/524198
Johnston 32                                 08/310898
Adelmann 2-2                                4726019
Buhrke 6-4-3-7-1                            5280470
Buhrke 3-6-4                                08/528821
Caram 2-1-14                                5163045
Eckberg 2-2-2-2                             4769811
Eckberg 1-1-1-1                             4769810
Franklin 3                                  4677616
Fraser 10                                   4821258
Fraser 14-4-1                               5272697
Hahne 2-3-9                                 5014265
Kanakia 2                                   5309432
Hahne 4-10                                  5163046
Fraser 6                                    4499576
Leung 9-4                                   5103444
Leung 6-1-1                                 4905231
Punj 5-1                                    5150358
Kanakia 6-1                                 08/311079
Keshav 3                                    08/287018

Keshav 5-1                                  08/297209
Keshav 4                                    08/333829
Kalampoukas l-l-l                           08/460965
(Ramakrishknan)
Lund 1-1-1                                  08/350347
Pirz 4-10-2-1                               4348550 (RE32012)
Levinson 4-18-7                             4587670 (RE33597)
Jayant 9-1                                  4617676
Juang 2-5-21-8                              4783804
Church 1                                    4829580
Chen 2                                      5233660
Kleijn 14                                   08/195221
Chen 14                                     08/530980
Ackenhusen 4                                4847906
Alesio 3                                    08/279962
Allen 12-3-1                                08/384049
Allen 13-5-37-2                             08/384097
Amitay 14                                   5371780
Amitay 15                                   5384826
Atal 13-1                                   4709390
Atal 15-1                                   4827517
Atal 16                                     4764963
Atal 7                                      4220819
Atal 8                                      4354057
Baker 1-1-2-1-1.1-1-1                       4680786
Bales 20-15:
Bales 29-14-2                               08/371652)
Benveniste                                  5345499
Benveniste 4-4-11-3-3                       08/238138
Bi 1-1                                      5134709
Bicknell 1-2-1                              4754479
Boccuzzi 3                                  5438592
Bollinger 1-1-1                             5226071
Bronson 1-8-1-7                             4797926
Bronson 2-9-1-1-2                           4771465
Carioni 1-38-4-12                           08/404406
Chen 10                                     08/212435
Chen 11-8-20                                08/263212
Chen 12-2                                   08/324283
Chen 13-3                                   08/389390
Chen 2                                      5233660
Chen 6                                      08/057068
Chen 7                                      5339384

Chen 8                                      08/212408
Chen 9-1                                    08/212475
Cimini 7-4-3                                5276730
Cosentino 1                                 5097499
Cyr 1-1-1                                   4974156
DeSantis 1-2-3                              08/304319
Doshi 13-16-11-10-4-9-9                     08/392600
Driessen 1                                  08/247172
Driessen 2-8-13
Eng 31-24-11                                08/490981
Fortune 3-1-4-1-1-1:
Fortune 4-2:
Fuentes 3                                   5353333
Fuentes 5                                   5440613
Giannoglou 1-1                              08/276080
Gitlin 37-17-1:
Gokcen 2-2-4                                5125024
Goodman 7                                   4916691
Greenstein 9-6-12                           08/374381

Grimes 28-12:
Grimes 50:
Grimes 53:
Grimes 65:                                  5479482
Grimes 66                                   5481590
Haas 15:
Hanly 1                                     08/281956
Kasper 1-1:
Kasper 3:
Ketchum 2-3-1                               4899385
Ketchum 4                                   5313554
Kleijn 10                                   07/990309
Kleijn 12                                   08/083426
Kleijn 15                                   08/227845
Kleijn 18-1                                 08/430676
Kleijn 9-1                                  07/911850
Kroon 2                                     5450449
Kroon 4                                     08/482715
Kroon 5-10                                  08/482708
La Porta 10-8-8-8
La Porta 7-1-6                              08/324427
Lee 1-1                                     4899373
Mailhot 1                                   5061924
Pirz 4-10-2-IRe                             RE32012

Ramesh 1                                    08/216371
Regis 1-1                                   15442679
Samadi 1-2
Seshadri 11                                 5479448
Shoham                                      08/482709
Shoham 8                                    08/485420
Solondz 1                                   08/346805
Swaminathan 1                               4956871
Thomson 6                                   5179626
Thomson 7                                   5023910
Thomson 9                                   4972490
Urata 1:
Vannucci 8                                  08/092379
Weinman 1                                   5461379
Yun 1                                       08/508574

                                    EXHIBIT E
                  LIST OF PATENTS REFERENCED IN SECTION 2.11(D)

CASE NAME                                   U.S. PATENT/APPLICATION NUMBER
Chraplyvy 6-1-5                             5,225922
DiGiovanni 3-7                              5,050949
DiGiovanni 4-21                             5,058976
Giles 13-19                                 5,241414
Grubb 2                                     5,323404
Hasegawa 3                                  4,406516
Hasegawa 6-2                                4,558921
Hasegawa 8-3-19                             5,140656